UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2008
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 North Bank Lane		60045
Lake Forest, Illinois		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
On June 24, 2008, Wintrust Financial Corporation (the “Company”) entered into a Sixth Amendment to Credit Agreement dated as of November 1, 2005, as amended (the “Credit Agreement”), between the Company and LaSalle Bank National Association (“LaSalle”). The amendment was entered into for the sole purpose of extending the repayment date to August 31, 2008 and all other terms and conditions of the Credit Agreement remain in effect unchanged. In connection with the amendment, on June 24, 2008, the Company executed a new Term A Note, dated as of June 1, 2008, in favor of LaSalle for $100,000,000. The Term A Note is due and payable on August 31, 2008. The Company is in discussions with LaSalle regarding the entry into a longer term replacement facility for the Credit Agreement, which the Company anticipates will occur prior to the August 31, 2008 repayment date.
The foregoing description of the amendment is qualified in its entirety by reference to the amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.
***
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. The Company intends such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Actual results could differ materially from those addressed in the forward-looking statements due to factors such as changes in economic conditions, competition, other factors outside of the Company’s control or other factors discussed in filings with the Securities and Exchange Commission by the Company. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward looking statement made by or on behalf of the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company does not undertake any obligation to update or revise any forward-looking statements.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: June 30, 2008